PaineWebber
Strategy Fund

                      ------------------------------------
                                   PROSPECTUS

                               SEPTEMBER 27, 1999

                      ------------------------------------

This prospectus offers four classes of shares in a PaineWebber stock fund:
Classes A, B, C and Y. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you based on how much you plan to invest and how long you plan to hold your fund shares. Class Y shares are available only to certain types of investors.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

--------------------------------------------------------------------------------
                         ------------------------------
                           PaineWebber Strategy Fund

                                    Contents
--------------------------------------------------------------------------------
                           PAINEWEBBER STRATEGY FUND

---------------------------------------------------------------------------------------------------------

What every investor                              3                         Investment Objective,
should know about                                                          Strategies
the fund                                                                   and Risks
                                                 5                         Expenses and Fee Tables
                                                 6                         More About Investment
                                                                           Strategies and Risks
                                             YOUR INVESTMENT

---------------------------------------------------------------------------------------------------------

Information for                                  7                         Managing Your Fund Account
managing your fund                                                         -- Initial Subscription Period
account                                                                    -- Flexible Pricing
                                                                           -- Buying Shares
                                                                           -- Selling Shares
                                                                           -- Exchanging Shares
                                                                           -- Pricing and Valuation
                                         ADDITIONAL INFORMATION

---------------------------------------------------------------------------------------------------------

Additional important                            14                         Management
information about                               16                         Dividends and Taxes
the fund

---------------------------------------------------------------------------------------------------------

Where to learn more                                                        Back Cover
about PaineWebber
mutual funds

                         -----------------------------
                         The fund is not a complete or
                          balanced investment program.
                         -----------------------------

                                ---------------
--------------------------------------------------------------------------------
                                       2

--------------------------------------------------------------------------------
                         ------------------------------
                            PaineWebber Strategy Fund

                            PaineWebber Strategy Fund
                    INVESTMENT OBJECTIVE, STRATEGIES AND RISKS
--------------------------------------------------------------------------------

FUND OBJECTIVE:

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES:

The fund will invest substantially all of its assets in stocks of issuers that are on PaineWebber's Highlighted Stocks list. Historically, the Highlighted Stocks list has consisted primarily of common stocks of relatively large, well known U.S. companies.

Under normal circumstances, the fund will purchase only stocks that are included on the Highlighted Stocks list and will sell stocks that have been removed from the Highlighted Stocks list. The fund will purchase a stock that has been added or sell a stock that has been removed after publication of that change.

The fund is designed for investors seeking long-term capital appreciation from a fully invested, all-equity portfolio. The fund is not a market-timing vehicle and not a complete investment program.

Generally, the fund seeks to maintain equal weightings of its assets among the stocks on the Highlighted Stocks list. Any remaining assets may be invested by the fund's investment adviser, Mitchell Hutchins Asset Management Inc., in short-term debt obligations, money market instruments and options and futures contracts.

For more than a century, PaineWebber has been committed to providing superior equity research, resulting in one of the strongest franchises on Wall Street. PaineWebber Investment Strategy Group's approach to research seeks to place its recommendations in the context of broad social, economic and political themes. PaineWebber believes that the ability to spot emerging trends -- and the companies expected to benefit from them -- has proven critical to successful investing. The Investment Strategy Group aims to identify these themes before they emerge and become well recognized. While the Investment Strategy Group identifies several different industries and companies that are expected to benefit from each theme, the Highlighted Stocks list is a list of 'choice' companies from each theme.

The Investment Strategy Group periodically makes subjective decisions to add or delete companies from the Highlighted Stocks list, but the list is not compiled with any client or product in mind, including the fund. Historically, the Highlighted Stocks list has included approximately 25 stocks, which are typically covered by the PaineWebber Research Department and carry a '1' (Buy) or '2' (Attractive) rating. As of September 1, 1999, the Highlighted Stocks list consisted of 28 stocks. Stocks are usually added to or deleted from the Highlighted Stocks list at the beginning of a month, but revisions may also be made on other days.

PRINCIPAL RISKS:

An investment in the fund is not guaranteed; you may lose money by investing in the fund.

Stocks generally fluctuate in value more than other investments. Because the fund invests only in stocks that are on the Highlighted Stocks list, the fund will hold a relatively small number of stocks, often focused in market sectors that correspond to the investment themes underlying the list. As a result, changes in the market value of a single issuer or market sector could affect the fund's performance and net asset value more severely than if its holdings were more diversified.

The fund's investment results will not be the same as the price returns reported for the Highlighted Stocks list. Deviations from the Highlighted Stocks list's reported price returns will result because the Highlighted Stocks list's price returns are calculated using the prices of the stocks at the close of the stock market before

                                ---------------
--------------------------------------------------------------------------------
                                       3

--------------------------------------------------------------------------------
                         ------------------------------
                           PaineWebber Strategy Fund

changes to the Highlighted Stocks list are announced, and they do not reflect the execution of actual purchases or sales. Fund purchases and sales, however, will be affected by market conditions following the publication of changes to the Highlighted Stocks list and will be subject to competing orders by other PaineWebber clients who invest based on the Highlighted Stocks list recommendations. In addition, because the Highlighted Stocks list is a paper portfolio that is not managed to a target number of stocks, no 're-balancing' of actual investments is done when stocks are added to or deleted from the list. Although the fund will 're-balance' periodically to establish equal weightings of its assets among the stocks on the Highlighted Stocks list, the fund may not be able to maintain equal weightings at all times. The fund will also be subject to daily cash flows, which will result in ongoing purchases and sales of stocks and transactional expenses, including brokerage fees, as well as the advisory fees and other expenses that the fund bears. In addition, to the extent the fund invests part of its assets in short-term debt obligations, money market instruments and options and futures contracts, its investment results will differ from those of the Highlighted Stocks list.

PaineWebber could at any time suspend or terminate publication of the Highlighted Stocks list. In that event, or in the event that the Highlighted Stocks list contains fewer than 20 stocks, the fund will determine how to proceed consistent with the fund's investment objective and the interests of its shareholders.

It is possible that the Highlighted Stocks list will include stocks of issuers for which PaineWebber or one of its affiliates performs banking services for which it receives fees, as well as stocks of issuers in which PaineWebber or one of its affiliates makes a market and may have long or short positions. When PaineWebber or one of its affiliates is engaged in certain activities for an issuer that is on the Highlighted Stocks list, Mitchell Hutchins may be prohibited from additional purchases or sales of that issuer's stock for the re-balancing of the fund.

Price returns reported for the Highlighted Stocks list do not predict the future results of the Highlighted Stocks list or the fund. Materials showing any price returns of the Highlighted Stocks list do not reflect the fund's performance.

More information about other risks of an investment in the fund is provided below in 'More About Investment Strategies and Risks.'

The fund is newly organized. As a result, the fund has no operating history or performance information to include in a bar chart or table reflecting average annual returns.

                                ---------------
--------------------------------------------------------------------------------
                                       4

--------------------------------------------------------------------------------
                         ------------------------------

                           PaineWebber Strategy Fund

                            EXPENSES AND FEE TABLES
--------------------------------------------------------------------------------

FEES AND EXPENSES: These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)

                                                             CLASS A   CLASS B   CLASS C   CLASS Y
                                                             -------   -------   -------   -------
Maximum Sales Charge (Load) Imposed on Purchases (as a % of
  offering price)..........................................   4.5%      None      None      None
Maximum Contingent Deferred Sales Charge (Load) (CDSC) (as
  a % of offering price)...................................   None        5%        1%      None
Exchange Fee...............................................   None      None      None      None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

                                                            CLASS A   CLASS B   CLASS C   CLASS Y
                                                            -------   -------   -------   -------
Management Fees...........................................    0.75%     0.75%     0.75%     0.75%
Distribution and/or Service (12b-1) Fees..................    0.25      1.00      1.00      0.00
Other Expenses*...........................................    0.25      0.25      0.25      0.25
                                                             -----     -----     -----     -----
Total Annual Fund Operating Expenses......................    1.25%     2.00%     2.00%     1.00%
                                                             -----     -----     -----     -----
                                                             -----     -----     -----     -----

------------

* Other expenses are based on estimated amounts for the current fiscal year.

EXAMPLE:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                      1 YEAR   3 YEARS
                                                      ------   -------
Class A............................................    $572     $823
Class B (assuming sales of all shares at end of
  period)..........................................     703      921
Class B (assuming no sales of shares)..............     203      621
Class C (assuming sales of all shares at end of
  period)..........................................     303      621
Class C (assuming no sales of shares)..............     203      621
Class Y............................................     102      312

                                ---------------
--------------------------------------------------------------------------------
                                       5

--------------------------------------------------------------------------------
                         ------------------------------
                           PaineWebber Strategy Fund

                                    MORE ABOUT
                        INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

ADDITIONAL INVESTMENT STRATEGIES

Strategies Using Derivatives. The fund may use derivatives in strategies intended to simulate investment in the stocks in the S&P 500 Index or other stock indices when it is impractical to invest substantially all of its assets in stocks that are on the Highlighted Stocks list because of diversification requirements that apply to mutual funds. In addition, the fund may use these derivatives while keeping a cash balance for fund management purposes, such as to provide liquidity to meet anticipated sales of its shares by shareholders and for fund operating expenses, or to facilitate trading and reduce transaction costs. The value of 'derivatives' -- so-called because their value 'derives' from the value of an underlying asset, reference rate or index -- may rise or fall more rapidly than other investments. For some derivatives, it is possible for the fund to lose more than the amount it invested in the derivative. Options and futures contracts are examples of derivatives.

Cash Reserves. The fund may invest a portion of its total assets in short-term debt obligations, money market instruments and options and futures contracts. The fund may invest in these instruments either for liquidity, in anticipation of shareholder redemptions of fund shares, or because the diversification requirements that apply to mutual funds prevent it from investing substantially all its assets in the stocks that are on the Highlighted Stocks list. This can occur if the Highlighted Stocks list includes fewer than 20 issuers, because the fund's investments in stocks generally will be equally weighted.

Portfolio Turnover. The fund is expected to have an annual turnover greater than 100% because it will make additions and deletions to its portfolio to reflect changes in the Highlighted Stocks list.

Trading to keep the fund's portfolio consistent with, and equally weighted among, the stocks on the Highlighted Stocks list may increase the portion of the fund's capital gains that are realized for tax purposes in any given year. This may increase the fund's taxable dividends in that year. Frequent trading also may increase the portion of the fund's realized capital gains that are considered 'short-term' for tax purposes. Shareholders will pay higher taxes on dividends that represent short-term gains than they would pay on dividends that represent long-term gains. Trading also will result in higher fund expenses due to transaction costs.

The fund does not restrict the frequency of trading in order to limit expenses or the tax effect that the fund's dividends may have on shareholders.

Use of Proceeds of Initial Offering. The fund may not be fully invested in the stocks on the Highlighted Stocks list until approximately 30 days after it begins investment operations. During that period, the fund will purchase stocks on the Highlighted Stocks list, as well as invest in short-term debt obligations, money market instruments and options and futures contracts.

ADDITIONAL RISKS

Year 2000 Risk. The fund could be adversely affected by problems relating to the inability of computer systems used by Mitchell Hutchins and the fund's other service providers to recognize the year 2000. While year 2000-related computer problems could have a negative effect on the fund, Mitchell Hutchins is working to avoid these problems with respect to its own computer systems and to obtain assurances from service providers that they are taking similar steps.

Similarly, the companies in which the fund invests and trading systems used by the fund could be adversely affected by this issue. The ability of a company or trading system to respond successfully to the issue requires both technological sophistication and diligence, and there can be no assurance that any steps taken will be sufficient to avoid an adverse impact on the fund.

                                ---------------
--------------------------------------------------------------------------------
                                       6

--------------------------------------------------------------------------------
                         ------------------------------
                           PaineWebber Strategy Fund

                          MANAGING YOUR FUND ACCOUNT
--------------------------------------------------------------------------------

INITIAL SUBSCRIPTION PERIOD

During an initial subscription period currently scheduled to end on or about November 29, 1999, the fund will offer its Class B, C and Y shares at a subscription price equal to its initial net asset value per share of $10 and will offer its Class A shares at that price plus any applicable sales charge. You must pay the purchase price as indicated below. The fund expects to begin investment operations shortly after the subscription period ends. After November 29, 1999, the net asset value of the fund shares will vary, and the price of fund shares will be determined as described below.

After the initial sales period ends, the fund may stop offering its shares for purchase (including exchange purchases) for a period of up to 60 days. You will not be able to buy shares of the fund during this period, but you will be able to sell your shares.

During the offering period, PaineWebber and selected dealers may obtain non-binding indications of interest before they actually confirm any orders. They will accept subscriptions through the last day of the offering period and may benefit from the temporary use of payments made before the closing date.

During the offering period, the fund may withdraw, cancel or modify the offering of shares without notice. The fund may also refuse any order in whole or in part.

FLEXIBLE PRICING

The fund offers four classes of shares  -- Class A, Class B, Class C and Class
Y. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you based on how much you plan to invest in the fund and how long you plan to hold your fund investment. Class Y shares are only available to certain types of investors.

The fund has adopted a plan under rule 12b-1 for its Class A, B and C shares that allows it to pay service and (for Class B and C shares) distribution fees for the sale of its shares and services provided to shareholders. Because the 12b-1 distribution fees for Class B and C shares are paid out of the fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than if you paid a front-end sales charge.

CLASS A SHARES

Class A shares have a front-end sales charge that is included in the offering price of the Class A shares. This sales charge is not invested in the fund. Class A shares pay an annual 12b-1 service fee of 0.25% of average net assets, but they pay no 12b-1 distribution fees. The ongoing expenses for Class A shares are lower than for Class B and Class C shares.

                                ---------------
--------------------------------------------------------------------------------
                                       7

--------------------------------------------------------------------------------
                         ------------------------------
                           PaineWebber Strategy Fund

The Class A sales charges for the fund are described in the following table.

CLASS A SALES CHARGES

                                         SALES CHARGE AS A PERCENTAGE OF:     DISCOUNT TO SELECTED DEALERS AS
        AMOUNT OF INVESTMENT           OFFERING PRICE   NET AMOUNT INVESTED    PERCENTAGE OF OFFERING PRICE*
        --------------------           --------------   -------------------    -----------------------------
Less than $50,000....................       4.50%              4.71%                        4.25%
$50,000 to $99,999...................       4.00               4.17                         3.75
$100,000 to $249,999.................       3.50               3.63                         3.25
$250,000 to $499,999.................       2.50               2.56                         2.25
$500,000 to $999,999.................       1.75               1.78                         1.50
$1,000,000 and over(1)...............       None               None                         1.00(2)

------------

* For the initial subscription period ending on or about November 29, 1999, Mitchell Hutchins will reallow the full amount of the sales charge to selected dealers.

(1) A contingent deferred sales charge of 1% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares representing reinvestment of any dividends or other distributions are not subject to this 1% charge. Withdrawals in the first year after purchase of up to 12% of the value of the fund account under the fund's Systematic Withdrawal Plan are not subject to this charge.

(2) Mitchell Hutchins pays 1% to PaineWebber.

Sales Charge Reductions and Waivers. You may qualify for a lower sales charge if you already own Class A shares of a PaineWebber mutual fund. You can combine the value of Class A shares that you own in other PaineWebber funds and the purchase amount of the Class A shares of the PaineWebber fund that you are buying.

You may also qualify for a lower sales charge if you combine your purchases with those of:

your spouse, parents or children under age 21;

your Individual Retirement Accounts (IRAs);

certain employee benefit plans, including 401(k) plans;

a company that you control;

a trust that you created;

Uniform Gifts to Minors Act/Uniform Transfers to Minors Act accounts created by you or by a group of investors for your children; or

accounts with the same adviser.

You may qualify for a complete waiver of the sales charge if you:

Are an employee of PaineWebber or its affiliates or the spouse, parent or child under age 21 of a PaineWebber employee;

Buy these shares through a PaineWebber Financial Advisor who was formerly employed as an investment executive with a competing brokerage firm that was registered as a broker-dealer with the SEC, and

   --  you were the Financial Advisor's client at the competing brokerage firm;

   -- within 90 days of buying shares in the fund, you sell shares of one or more mutual funds that were principally underwritten by the competing brokerage firm or its affiliates, and you either paid a sales charge to buy those shares, pay a contingent deferred sales charge when selling them or held those shares until the contingent deferred sales charge was waived; and

   -- you purchase an amount that does not exceed the total amount of money you received from the sale of the other mutual fund;

                                ---------------
--------------------------------------------------------------------------------
                                       8

--------------------------------------------------------------------------------
                         ------------------------------
                           PaineWebber Strategy Fund

Acquire these shares through the reinvestment of dividends of a PaineWebber unit investment trust;

Are a 401(k) or 403(b) qualified employee benefit plan with 50 or more eligible employees in the plan or at least $1 million in assets;

Are a participant in the PaineWebber Members Only'sm' Program. For investments made pursuant to this waiver, Mitchell Hutchins may make payments out of its own resources to PaineWebber and to participating membership organizations in a total amount not to exceed 1% of the amount invested; or

Acquire the fund shares through a PaineWebber InsightOne'sm' Program brokerage account.

Note: See the fund's SAI for some other sales charge waivers. If you think you qualify for any sales charge reductions or waivers, you will need to provide documentation to PaineWebber or the fund. For more information, you should contact your PaineWebber Financial Advisor or correspondent firm or call 1-800-647-1568. If you want information on the fund's Systematic Withdrawal Plan, see the SAI or contact your PaineWebber Financial Advisor or correspondent firm.

CLASS B SHARES

Class B shares have a contingent deferred sales charge. When you purchase Class B shares, we invest 100% of your purchase in fund shares. However, you may have to pay the deferred sales charge when you sell your fund shares, depending on how long you own the shares.

Class B shares pay an annual 12b-1 distribution fee of 0.75% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. If you hold your Class B shares for six years, they will automatically convert to Class A shares, which have lower ongoing expenses.

If you sell Class B shares before the end of six years, you will pay a deferred sales charge. We calculate the deferred sales charge by multiplying the lesser of the net asset value of the Class B shares at the time of purchase or the net asset value at the time of sale by the percentage shown below:

                         PERCENTAGE BY WHICH THE
      IF YOU SELL           SHARES' NET ASSET
    SHARES WITHIN:        VALUE IS MULTIPLIED:
    --------------        --------------------
1st year since
  purchase.............       5%
2nd year since
  purchase.............        4
3rd year since
  purchase.............        3
4th year since
  purchase.............        2
5th year since
  purchase.............        2
6th year since
  purchase.............        1
7th year since
  purchase.............      None

We will not impose the deferred sales charge on Class B shares representing reinvestment of dividends or on withdrawals in any year of up to 12% of the value of your Class B shares under the Systematic Withdrawal Plan.

To minimize your deferred sales charge, we will assume that you are selling:

First, Class B shares representing reinvested dividends, and

Second, Class B shares that you have owned the longest.

Sales Charge Waivers. You may qualify for a waiver of the deferred sales charge on a sale of shares if:

You participate in the Systematic Withdrawal Plan;

You are older than 59 1/2 and are selling shares to take a distribution from certain types of retirement plans;

You receive a tax-free return of an excess IRA contribution;

You receive a tax-qualified retirement plan distribution following retirement;
  or

The shares are sold within one year of your death and you owned the shares either (1) as the sole shareholder or (2) with your spouse as a joint tenant with the right of survivorship.

Note: If you think you qualify for any of these sales charge waivers, you will need to provide documentation to PaineWebber or the fund. For more information, you should contact your PaineWebber Financial Advisor or correspondent

                                ---------------
--------------------------------------------------------------------------------
                                       9

--------------------------------------------------------------------------------
                         ------------------------------
                           PaineWebber Strategy Fund

firm or call 1-800-647-1568. If you want information on the Systematic Withdrawal Plan, see the SAI or contact your PaineWebber Financial Advisor or correspondent firm.

CLASS C SHARES

Class C shares have a level load sales charge in the form of ongoing 12b-1 distribution fees. When you purchase Class C shares, we will invest 100% of your purchase in fund shares.

Class C shares pay an annual 12b-1 distribution fee of 0.75% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. Class C shares do not convert to another class of shares. This means that you will pay the 12b-1 fees for as long as you own your shares.

Class C shares also have a contingent deferred sales charge. You may have to pay the deferred sales charge if you sell your shares within one year of the date you purchased them. We calculate the deferred sales charge on sales of Class C shares by multiplying 1.00% by the lesser of the net asset value of the Class C shares at the time of purchase or the net asset value at the time of sale. We will not impose the deferred sales charge on Class C shares representing reinvestment of dividends or on withdrawals in the first year after purchase, of up to 12% of the value of your Class C shares under the Systematic Withdrawal Plan. Likewise, we will not impose the deferred sales charges on Class C shares purchased by employee benefit plans qualified under Section 401(k) or 403(b) of the Internal Revenue Code with fewer than 100 eligible employees or less than $1 million in assets.

Note: If you want information on the fund's Systematic Withdrawal Plan, see the SAI or contact your PaineWebber Financial Advisor or correspondent firm.

SPECIAL DEFERRED SALES CHARGE WAIVER
FOR NON-RESIDENT ALIENS

Until March 31, 2000, investors who are non-resident aliens will be able to sell their fund shares without incurring a contingent deferred sales change, if they use the sales proceeds to immediately purchase shares of certain offshore investment pools available through PaineWebber. The fund will waive the contingent deferred sales charges that would otherwise apply to a sale of Class A, Class B or Class C shares. Shareholders who want to take advantage of this waiver should review the offering documents of the offshore investment pools for further information, including investment minimums, fees and expenses. Shares of the offshore investment pools are available only in those jurisdictions where the sale is authorized and are not available to any U.S. person, including, but not limited to, any citizen or resident of the United States, U.S. partnership and U.S. trust, and are not available to residents of certain other countries. For more information investors should contact their PaineWebber Financial Advisors.

CLASS Y SHARES

Class Y shares have no sales charge. Only specific types of investors can purchase Class Y shares. You may be eligible to purchase Class Y shares if you:

Buy shares through PaineWebber's PACE'sm' MultiAdvisor Program;

Buy $10 million or more of PaineWebber fund shares at any one time;

Are a qualified retirement plan with 5,000 or more eligible employees or $50 million in assets; or

                                ---------------
--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------
                         ------------------------------
                           PaineWebber Strategy Fund

Are an investment company advised by PaineWebber or an affiliate of PaineWebber.

The trustee of PaineWebber's 401(k) Plus Plan for its employees is also eligible to purchase Class Y shares.

Class Y shares do not pay ongoing service or distribution fees or sales charges. The ongoing expenses for Class Y shares are the lowest of all the classes.

BUYING SHARES

If you are a PaineWebber client, or a client of a PaineWebber correspondent firm, you can purchase fund shares through your Financial Advisor. Otherwise, you can invest in the fund through the fund's transfer agent, PFPC Inc. You can obtain an application by calling 1-800-647-1568. You must complete and sign the application and mail it, along with a check, to:

  PFPC Inc.
  Attn.: PaineWebber Mutual Funds
  P.O. Box 8950
  Wilmington, DE 19899.

If you wish to invest in other PaineWebber Funds, you can do so by:

Contacting your Financial Advisor (if you have an account at PaineWebber or at a PaineWebber correspondent firm);

Mailing an application with a check; or

Opening an account by exchanging shares from another PaineWebber fund.

You do not have to complete an application when you make additional investments in the same fund.

The fund and Mitchell Hutchins reserve the right to reject a purchase order or suspend the offering of shares.

MINIMUM INVESTMENTS:

To open an account................  $1,000
To add to an account..............  $  100

The fund may waive or reduce these amounts for:

Employees of PaineWebber or its affiliates; or

Participants in certain pension plans, retirement accounts, unaffiliated investment programs or the fund's automatic investment plan.

FREQUENT TRADING. The interests of the fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations -- also known as 'market timing.' When large dollar amounts are involved, the fund may have difficulty implementing long-term investment strategies because it cannot predict how much cash it will have to invest. Market timing also may force the fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's fund shares. These factors may hurt the fund's performance and its shareholders. When Mitchell Hutchins believes frequent trading would have a disruptive effect on the fund's ability to manage its investments, Mitchell Hutchins and the fund may reject purchase orders and exchanges into the fund by any person, group or account that Mitchell Hutchins believes to be a market timer. The fund may notify the market timer that a purchase order or an exchange has been rejected after the day the order is placed.

SELLING SHARES

You can sell your fund shares at any time. If you own more than one class of shares, you should specify which class you want to sell. If you do not, the fund will assume that you want to sell shares in the following order: Class A, then Class C, then Class B and last, Class Y.

If you want to sell shares that you purchased recently, the fund may delay payment until it verifies that it has received good payment. If you purchased shares by check, this can take up to 15 days.

If you have an account with PaineWebber or a PaineWebber correspondent firm, you can sell shares by contacting your Financial Advisor.

If you do not have an account at PaineWebber or a correspondent firm, and you bought your shares through the transfer agent, you can sell your shares by writing to the fund's transfer agent. Your letter must include:

Your name and address;

                                ---------------
--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
                         ------------------------------
                           PaineWebber Strategy Fund

The fund's name;

The fund account number;

The dollar amount or number of shares you want to sell; and

A guarantee of each registered owner's signature. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are:
  Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The fund will not accept signature guarantees that are not a part of these programs.

Mail the letter to:
  PFPC Inc.
  Attn.: PaineWebber Mutual Funds
  P.O. Box 8950
  Wilmington, DE 19899.

If you sell Class A shares and then repurchase Class A shares within 365 days of the sale, you can reinstate your account without paying a sales charge.

It costs the fund money to maintain shareholder accounts. Therefore, the fund reserves the right to repurchase all shares in any account that has a net asset value of less than $500. If the fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. The fund will not repurchase shares in accounts that fall below $500 solely because of a decrease in the fund's net asset value.

EXCHANGING SHARES

You may exchange Class A, Class B or Class C shares of the fund for shares of the same class of most other PaineWebber funds. You may not exchange Class Y shares. After the initial subscription period ends on or about November
29, 1999, for a period of up to 60 days, you may not be able to exchange shares of other PaineWebber mutual funds for shares of this fund.

You will not pay either a front-end sales charge or a deferred sales charge when you exchange shares. However, you may have to pay a deferred sales charge if you later sell the shares you acquired in the exchange. The fund will use the date that you purchased the shares in the first fund to determine whether you must pay a deferred sales charge when you sell the shares in the acquired fund.

Other PaineWebber funds may have different minimum investment amounts. You may not be able to exchange your shares if your exchange is not as large as the minimum investment amount in that other fund.

You may exchange shares of one fund for shares of another fund only after the first purchase has settled and the first fund has received your payment.

PaineWebber Clients. If you bought your shares through PaineWebber or a correspondent firm, you may exchange your shares by placing an order with your PaineWebber Financial Advisor.

Other Investors. If you are not a PaineWebber client, you may exchange your shares by writing to the fund's transfer agent. You must include:

Your name and address;

The name of the fund whose shares you are selling and the name of the fund whose shares you want to buy;

Your account number;

How much you are exchanging (by dollar amount or by number of shares to be sold); and

A guarantee of your signature. (See 'Selling Shares' for information on obtaining a signature guarantee.)

Mail the letter to:

  PFPC Inc.
  Attn.: PaineWebber Mutual Funds
  P.O. Box 8950
  Wilmington, DE 19899.

The fund may modify or terminate the exchange privilege at any time.

                                ---------------
--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
                         ------------------------------
                           PaineWebber Strategy Fund

PRICING AND VALUATION

The price at which you may buy, sell or exchange fund shares is based on net asset value per share. The fund calculates net asset value on days that the New York Stock Exchange is open. The fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the fund does not price its shares, on national holidays and on Good Friday. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the fund's net asset value per share will be calculated as of the time trading was halted.

Your price for buying, selling or exchanging shares will be based on the net asset value that is next calculated after the fund accepts your order. If you place your order through PaineWebber, your PaineWebber Financial Advisor is responsible for making sure that your order is promptly sent to the fund.

You should keep in mind that a front-end sales charge may be applied to your purchase if you buy Class A shares. A deferred sales charge may be applied when you sell Class B or Class C shares.

The fund calculates its net asset value based on the current market value for its portfolio securities. The fund normally obtains market values for its securities from independent pricing services that use reported last sales prices, current market quotations or valuations from computerized 'matrix' systems that derive values based on comparable securities. If a market value is not available from an independent pricing source for a particular security, that security is valued at a fair value determined by or under the direction of the fund's board. The fund normally uses the amortized cost method to value money market instruments that will mature in 60 days or less.

                                ---------------
--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
                         ------------------------------
                           PaineWebber Strategy Fund

                                       MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER

Mitchell Hutchins Asset Management Inc. is the investment adviser and administrator of the fund. Mitchell Hutchins is located at 51 West 52nd Street, New York, New York, 10019-6114, and is a wholly owned asset management subsidiary of PaineWebber Incorporated, which is wholly owned by Paine Webber Group Inc., a publicly owned financial services holding company. On August 31, 1999, Mitchell Hutchins was adviser or sub-adviser of 33 investment companies with 75 separate portfolios and aggregate assets of approximately $47.8 billion.

PORTFOLIO MANAGER

T. Kirkham Barneby, supported by his quantitative investment team, is responsible for the day-to-day management of the fund's portfolio. Mr. Barneby is a managing director and chief investment officer of quantitative investments of Mitchell Hutchins. Mr. Barneby rejoined Mitchell Hutchins in 1994, after being with Vantage Global Management for one year. During the eight years that Mr. Barneby was previously with Mitchell Hutchins, he was a senior vice president responsible for quantitative management and asset allocation.

INVESTMENT CONSULTANT

PaineWebber makes available the Investment Strategy Group, headed by Edward M. Kerschner, to consult with Mitchell Hutchins regarding the development of investment themes and stocks covered by the PaineWebber Research Department. Mr. Kerschner is the Chief Investment Strategist of PaineWebber and Chairman of the Investment Policy Committee. Mr. Kerschner joined PaineWebber in 1982.

ADVISORY FEES

The fund pays advisory fees to Mitchell Hutchins at the annual contract rate of 0.75% of its average daily net assets.

OTHER INFORMATION

The fund has received an exemptive order from the SEC that permits its board to appoint and replace sub-advisers and to amend sub-advisory contracts without obtaining shareholder approval.

ADDITIONAL INFORMATION ABOUT THE HIGHLIGHTED STOCKS LIST

The Highlighted Stocks list was created and is currently maintained by the Investment Strategy Group in the PaineWebber Research Department. Since
January 1988, the Highlighted Stocks list has included between 11 and 31 stocks, although on average it has consisted of 25 stocks. The names of the companies on the Highlighted Stocks list as of September 1, 1999 are included in the SAI. That list changes regularly. While the companies on the list generally have been relatively large, well known U.S. companies, the list is not restricted to those types of companies. A list of the investment themes as of September 1, 1999 is also included in the SAI and changes from time to time.

Mitchell Hutchins does not have access to information regarding additions or deletions for the Highlighted Stocks list prior to their publication. PaineWebber publishes other lists of recommended securities that could be appropriate for fund investors but that are not used by Mitchell Hutchins for the fund.

The chart below reflects historical information regarding the Highlighted Stocks list. The Highlighted Stocks list is not maintained for the purpose of managing any account or investment company such as the fund. The average number of stocks on the Highlighted Stocks list and the frequency of additions

                                ---------------
--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
                         ------------------------------
                           PaineWebber Strategy Fund

to and deletions from the Highlighted Stocks list change from year to year, and there are no targets for such numbers in future years. The stocks selected for the Highlighted Stocks list constitute only a 'paper portfolio' that does not reflect actual trading and does not have an actual performance record. The Highlighted Stocks list's price return shown is simply an arithmetic average of the price returns for the stocks selected for the Highlighted Stocks list. It does not represent the return on any fund or any other account that involves actual trading. The price returns would not be indicative of the returns on any fund or account because, among other things, they do not reflect actual prices when stocks are purchased or sold, transaction costs and account fees. In addition, because the Highlighted Stocks list does not include a cash component, price returns are based on a constant 100% investment in the stocks on the Highlighted Stocks list. Past price returns are not representative of future price returns. It should not be assumed that recommendations made in the future will be profitable or will equal the price returns shown below.

                                                                                                                  FROM
                           1988   1989   1990   1991   1992   1993   1994   1995   1996   1997   1998   1999*   INCEPTION**
                           ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   -----   ------------
Average Number of
  Stocks on the
  Highlighted Stocks
  list**.................    24     23     14     26     25     23     26     26     30     27     27      29         25
Number of Additions         +33    +16    +28    +19    +21    +25    +27    +32    +25    +19    +18      +9       +272
  and Deletions..........   -33    -24    -16    -19    -23    -23    -27    -27    -25    -25    -16      -7       -265
Highlighted Stocks list
  Stock Price Return
  (as a %) (USING
  PRICES AT THE OPEN
  AFTER PUBLICATION)***..  23.8   31.3    5.1   41.6    6.1   26.4    5.2   35.1   25.6   37.8   54.3     8.2       24.8'D'
S&P 500 Index Price
  Return (as a
  %)****.................  12.4   27.3   -6.6   26.3    4.5    7.1   -1.5   34.1   20.3   31.0   26.7     7.4       15.5'D'

------------

  'D' Compound annual rate.

  * Through August 31, 1999.

 ** The number of stocks shown is an annual average. At any time during the year, the number of stocks on the Highlighted Stocks list may have been higher or lower.

 *** The price returns are based only on capital appreciation or depreciation of the stocks included in the Highlighted Stocks list. The results for the Highlighted Stocks list portfolio represent an equal-weighted arithmetic average of the stocks held at any point during the month. The results are calculated monthly using each stock's capital appreciation or depreciation during the period that it is on the Highlighted Stocks list and dividing that by the highest number of stocks that were on the Highlighted Stocks list at any point during the month. The results are calculated using the prices of the stocks at the opening of the stock market after changes to the Highlighted Stocks list are announced. They do not reflect the execution of actual purchases or sales, and there is no guarantee that a mutual fund following the Highlighted Stocks list would be able to execute purchases and sales at the prices used to calculate the price returns. Because the Highlighted Stocks list is a paper portfolio that is not managed to a target number of stocks, no 're-balancing' of actual investments is done when stocks are added to or deleted from the Highlighted Stocks list. Price returns are based on 100% investment in the stocks on the Highlighted Stocks list.

     The price returns shown do not reflect the reinvestment of dividends, which would result in higher returns. They do not reflect the market impact on the stock prices that may occur between the time the publication is made of additions to and deletions from the Highlighted Stocks list and the time a mutual fund following the Highlighted Stocks list would be able to execute purchases and sales. They also do not reflect transaction fees, such as commissions, fees and interest charges, or the costs of running a mutual fund, such as management fees, distribution fees and other expenses. Actual transactions and the effect of dividends, fees and costs will result in returns that differ from those of the Highlighted Stocks list.

**** The S&P 500 Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The S&P 500 Index performance numbers shown are price returns only. The price returns shown do not reflect the reinvestment of dividends, which would result in higher returns. They also do not reflect fees, brokerage commissions or other costs of investing that are not incurred by an index.

                                ---------------
--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------
                         ------------------------------
                           PaineWebber Strategy Fund

                               DIVIDENDS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS

The fund normally declares and pays income dividends and distributes any realized gains annually.

Classes with higher expenses are expected to have lower dividends. For example, Class B and Class C shares are expected to have the lowest dividends of any class of the fund's shares, while Class Y shares are expected to have the highest.

You will receive dividends in additional shares of the same class unless you elect to receive them in cash. Contact your Financial Advisor at PaineWebber or one of its correspondent firms if you prefer to receive dividends in cash.

TAXES

The dividends that you receive from the fund generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash. If you hold fund shares through a tax-exempt account or plan, such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax.

When you sell fund shares, you generally will be subject to federal income tax on any gain you realize. If you exchange the fund's shares for shares of another PaineWebber mutual fund, the transaction will be treated as a sale of the fund's shares, and any gain will be subject to federal income tax.

The fund expects that its dividends will include distributions of both capital gain and ordinary income. A distribution of capital gains will be taxed at a lower rate than ordinary income dividends if the fund held the assets that generated the gains for more than 12 months. The fund will tell you how you should treat its dividends for tax purposes.

                                ---------------
--------------------------------------------------------------------------------
                                       16

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------
                         ------------------------------
                           PaineWebber Strategy Fund

If you want more information about the fund, the following document is available free upon request:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the fund and is incorporated by reference into this prospectus.

You may discuss your questions about the fund by contacting your PaineWebber Financial Advisor. You may obtain free copies of the SAI by contacting the fund directly at 1-800-647-1568.

You may review and copy information about the fund, including the SAI, at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies of reports and other information about the fund and information about the operations of the SEC's Public Reference Room:

For a fee, by writing to or calling the SEC's Public Reference Room, Washington, D.C. 20549-6009
  Telephone: 1-800-SEC-0330

Free, from the SEC's Internet website at: http://www.sec.gov

PaineWebber Managed Investments Trust
-- PaineWebber Strategy Fund
Investment Company Act File No. 811-4040


'c'1999 PaineWebber Incorporated

                                ---------------
--------------------------------------------------------------------------------



                            STATEMENT OF DIFFERENCES

The copyright symbol shall be expressed as............................'c'
The service mark symbol shall be expressed as........................'sm'
The dagger symbol shall be expressed as...............................'D'